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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported):   MARCH 8, 2005
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                                  DSL.NET, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


              001-32264                                    06-1510312
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       (Commission File Number)                (IRS Employer Identification No.)


   545 LONG WHARF DRIVE, 5TH FLOOR
           NEW HAVEN, CT                                           06511
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(Address of Principal Executive Offices)                         (Zip Code)


                                 (203) 772-1000
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              (Registrant's Telephone Number, Including Area Code)





     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                    INFORMATION TO BE INCLUDED IN THE REPORT





ITEM 7.01   REGULATION FD DISCLOSURE.

            On March 8, 2005, DSL.net, Inc. (the "Company") announced that it had retained Jefferies Broadview, a division of Jefferies & Company, Inc., to advise the Company on financing and strategic alternatives. A copy of the press release is attached hereto as Exhibit 99.01 and is incorporated by reference herein.

            The information in this Report on Form 8-K, including the exhibit hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information contained herein and in the accompanying exhibit shall not be deemed incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filings.






ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS


            (C)  EXHIBITS

                 Exhibit Number                   Exhibit
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                   99.01                       Press Release

                                   SIGNATURES
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 DSL.NET, INC.


Date     March 8, 2005
                                                 By:  /s/ Robert J. DeSantis
                                                      --------------------------
                                                 Name:  Robert J. DeSantis
                                                 Title:  Chief Financial Officer

                                  EXHIBIT INDEX
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EXHIBIT NUMBER        DESCRIPTION
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    99.01             Press Release, dated March 8, 2005.